UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

NOBLE CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a)of the Exchange Act.  ☐

EXPLANATORY

NOTE

On October 3, 2022, Noble Corporation plc (the “Company”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) to report the consummation of the transactions contemplated by that certain business combination agreement, dated November 10, 2021 (as amended, the “Business Combination Agreement”), by and among the Company, Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (“Noble Cayman”), Noble Newco Sub Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and The Drilling Company of 1972 A/S, a Danish public limited liability company (“Maersk Drilling”). Pursuant to the Business Combination Agreement, among other things, (i) Noble Cayman merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of the Company, and (ii) the Company completed a voluntary tender exchange offer to Maersk Drilling’s shareholders (together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

The Company is filing this Amendment No. 1 on Form 8-K/A to the Initial Form 8-K (this “Amendment”) solely for the purpose of amending the Initial Form 8-K to provide certain historical financial information of Maersk Drilling and unaudited pro forma condensed combined financial data of the Company in accordance with Items 9.01(a) and 9.01(b) of Form 8-K, respectively. No other changes to the Initial Form 8-K are being made hereby. This Amendment should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Business Combination.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Maersk Drilling as of December 31, 2021, 2020 and 2019, and for each of the years ended December 31, 2021, 2020 and 2019, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited interim consolidated financial statements of Maersk Drilling as of and for the six months ended June 30, 2022 and 2021 are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2022 and for the six months ended June 30, 2022 and the year ended December 31, 2022 is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab.

99.1	The audited consolidated financial statements of Maersk Drilling as of December 31, 2021, 2020 and 2019, and for each of the years ended December 31, 2021, 2020 and 2019 (included in the Registration Statement on Form S-4 (File No. 333-261780), initially filed by the Company on December 20, 2021 and declared effective on April 11, 2022).

99.2	The unaudited interim consolidated financial statements of Maersk Drilling as of and for the six months ended June 30, 2022 and 2021.

99.3	The unaudited pro forma condensed combined financial information of the Company as of June 30, 2022 and for the six months ended June 30, 2022 and the year ended December 31, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

By:	/s/ William E. Turcotte
Name:	William E. Turcotte
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: October 19, 2022

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